Exhibit 10.1

THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED

CRDENTIA CORP.

SUBSCRIPTION AGREEMENT

I.              Subscription.

A.            The Undersigned (the “Purchaser”), pursuant to the terms and conditions of this Subscription Agreement (the “Agreement”), hereby irrevocably subscribes for the purchase of $200,000 of Common Stock (the “Stock”) issued by Crdentia Corp. (the “Company”), at a price per share of $0.80. The shares of Stock are sometimes referred to herein as the “Securities.”  The total aggregate purchase price to be paid by the Purchaser for the Securities purchased hereunder will be the amount of $200,000 (the “Purchase Price”). The Purchaser hereby agrees to deliver to the Company an executed copy of this Agreement and the Purchase Price.

B.            The Purchaser agrees that this subscription shall be irrevocable and shall survive the death or disability of the Purchaser.

C.            The executed Agreement will be held for the benefit of the Purchaser until the subscription is accepted by the Company pursuant to Section II below. If the subscription is not accepted, the executed Agreement will be promptly returned to the Purchaser.

D.            On the date set forth on the signature page hereto the Purchaser shall wire to the Company the payment representing the Purchase Price of the Securities acquired by the Purchaser.

II.            Acceptance of Subscription.

The Purchaser acknowledges that the Company has the right to accept or reject this subscription, in whole or in part, for any reason, and that this subscription shall be deemed to be accepted by the Company only when an authorized representative of the Company has executed and acknowledged this Agreement on the Company’s behalf. The subscription either will be accepted or rejected, or accepted in part and rejected in part, as promptly as practical after receipt. The Purchaser agrees that subscriptions need not be accepted in the order they are received by the Company. Upon rejection of this subscription for any reason, all items received with this subscription shall be returned to the Purchaser, and this Subscription Agreement shall be deemed to be null and void and of no further force or effect. The Purchaser understands and agrees that the acceptance of this subscription by the Company, or a part of this subscription, will in no way constitute a determination by the Company that an investment in the Securities is a suitable investment for the Purchaser.

III.           Representations, Warranties and Covenants of the Company.

A.            In connection with the execution of this Agreement by the Purchaser, the Company hereby agrees to the following representations, warranties and covenants and the Purchaser is entitled to rely on such representations, warranties and covenants in making any purchase that it may make of the Stock pursuant to this Agreement.

1.1           Organization. The Company is duly organized and validly existing in good standing under the laws of the State of Delaware. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act) has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the Exchange Act Documents and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the condition (financial or otherwise), earnings, business or business prospects, properties or operations of the Company and its Subsidiaries, considered as one enterprise (a “Material Adverse Effect”).

1.2           Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and this Agreement has been duly authorized. This Agreement has been validly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as (A) rights to indemnity and contribution may be limited by court decision or applicable law, (B) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (C) enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) or the discretion of the court before which any proceeding is brought. The Stock being purchased hereunder will, upon issuance and payment therefor pursuant to the terms hereof, be duly authorized and validly issued, and the Stock will, upon issuance pursuant to the terms hereof, be fully paid and nonassessable.

1.3           Non-Contravention. Assuming the correctness of the representations and warranties of the Purchaser, no consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of this Agreement and the valid issuance and sale of the Securities to be sold and issued pursuant to this Agreement, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws and applicable rules of the National Association of Securities Dealers, Inc.

1.4           Transfer Taxes. All stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

1.5           Private Offering. Assuming the correctness of the representations and warranties of the Purchasers set forth in this Agreement, the offer and sale of Securities hereunder is exempt from registration under the Securities Act. The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Securities as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.

The foregoing representations and warranties are true, complete and accurate as of the date hereof, shall be true, complete and accurate as of the date of delivery, if any, of the Securities to the Purchaser and shall survive for a period of one year after the delivery, if any, of the Securities. The Company undertakes no duty to update the foregoing representations and warranties.

IV.           Representations, Warranties and Covenants of Purchaser.

The Purchaser hereby represents and warrants to and covenants with the Company for the Company’s benefit with knowledge that the Company is relying thereon in entering into this Agreement and issuing the Securities to such Purchaser, as follows:

A.            The Purchaser has reviewed the documents filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since the end of its most recently completed fiscal year through the date hereof, including, without limitation, its most recent reports on Form 10-KSB, Form 10-QSB and Form 8-K (together with all exhibits thereto). The Purchaser has been given the opportunity to ask questions of and to receive answers from the Company concerning the terms and conditions of the offer and sale of the Securities, and to obtain such additional written information necessary to verify the accuracy of same as the Purchaser desires in order to evaluate an investment in the securities described herein.

B.            The Purchaser is an accredited investor as that term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”), which definition is annexed hereto as “Exhibit A.”

C.            Immediately prior to the Purchaser’s execution of this Agreement, the Purchaser had such knowledge and experience in financial and business matters (including experience with investments of a similar nature), that the Purchaser was capable of evaluating the merits and risks of an investment in the Securities.

D.            The Securities are being acquired solely for the Purchaser’s own account for investment purposes only and not with a view to or for any resale or distribution thereof or with any present intention of distributing or selling all or any part of such Securities. The Purchaser agrees that the Securities may not be transferred except upon registration under the Securities Act, and under any applicable state securities or “blue sky” laws, or upon receipt by the Company of evidence in form and substance reasonably satisfactory to the Company, to the effect that such transfer may be made without registration under the Act and applicable state securities or “blue sky” laws.

E.             The Purchaser recognizes that the purchase of the Securities is a speculative investment that involves a high degree of risk and is suitable only for persons with the financial capability of making and holding long-term investments not readily reducible to cash. The Purchaser is aware that there is no guarantee that the Purchaser will realize any gain from an investment in the Securities. The Purchaser further understands that the Purchaser could lose the entire amount of the Purchaser’s investment.

F.             The Purchaser understands that no U.S. federal or state securities commission or regulatory authority, or other authority (within or outside of the United States) has made any finding or determination regarding the fairness of the offer, sale and/or issuance of the Securities, has made any recommendation or endorsement of the offer and sale of the Securities or has passed in any way upon this Agreement.

G.            The Purchaser is financially able to bear the economic risk of an investment in the Securities, including the ability to hold such Securities indefinitely and to afford a complete loss of his investment in the Securities.

H.            The certificates and/or other documentation evidencing the Securities will contain a legend substantially as follows:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES, BLUE SKY OR OTHER APPLICABLE LAWS OF ANY STATE, OR ANY OTHER RELEVANT JURISDICTION, AND MAY NOT BE OFFERED AND SOLD UNLESS (A) REGISTERED AND/OR QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL SECURITIES LAWS, THE SECURITIES, BLUE SKY, OR OTHER APPLICABLE LAWS OF ANY STATE, OR OTHER RELEVANT JURISDICTION OR (B) EXEMPT FROM SUCH REGISTRATION OR QUALIFICATION. THEREFORE, NO SALE, PLEDGE OR OTHER TRANSFER OF THIS SECURITY SHALL BE MADE, NO ATTEMPTED SALE, PLEDGE OR OTHER TRANSFER SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION SHALL HAVE BEEN DULY REGISTERED UNDER THE SECURITIES ACT AND QUALIFIED OR APPROVED UNDER THE SECURITIES, BLUE SKY, OR OTHER APPLICABLE LAWS OF ANY STATE, OR OTHER RELEVANT JURISDICTION, OR (B) THE COMPANY SHALL HAVE BEEN SATISFIED THAT SUCH REGISTRATION, QUALIFICATION OR APPROVAL IS NOT REQUIRED.

The Purchaser further acknowledges that: (i) any necessary stop transfer orders will be placed upon the certificates for the Securities in accordance with the Securities Act, and (ii) the Company is under no obligation to aid the Purchaser in obtaining an exemption from the registration requirements of the Securities Act or any jurisdiction.

I.              Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration and approval requirements of the U.S. federal and state securities laws or the laws of other applicable jurisdictions and that the Company is relying upon the truth, completeness and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Securities.

J.             The execution, delivery and performance by the Purchaser of this Subscription Agreement are within the powers of the Purchaser, have been duly authorized and will not constitute or result in a breach or default under, or conflict with, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Purchaser is a party or by which the Purchaser is bound; and, if the Purchaser is not an individual, will not violate any provision of the charter documents, bylaws, indenture of trust, partnership agreement or similar documents, as applicable, of the Purchaser. The signatures on this Subscription Agreement are genuine; and the signatory, if the Purchaser is an individual, has legal competence and capacity to execute the same, or, if the Purchaser is not an individual, the signatory has been duly authorized to execute the same; and this Subscription Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms.

K.            The type of ownership in which the Purchaser is applying to purchase Securities is as follows:  (Check One)

☐                                    INDIVIDUAL OWNERSHIP (One signature required)

☐                                    JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (Both parties must sign)

☐                                    TRUST (Please include name of trustee, date trust was formed and a copy of the Trust Agreement or other authorization)

☐                                    CORPORATION (Please include Certified Corporate Resolution authorizing signature)

☒                                    PARTNERSHIP (Signature of the authorized general partner is required)

☐                                    COMMUNITY PROPERTY (Two signatures required)

☐                                    TENANTS-IN-COMMON (Both parties must sign)

☐                                    OTHER (Describe)

The foregoing representations and warranties are true, complete and accurate as of the date hereof, shall be true, complete and accurate as of the date of delivery of this Subscription Agreement and accompanying documents to the Company and shall survive the delivery of the Securities. If, in any respect, those representations and warranties shall not be true, complete and accurate prior to acceptance or rejection of this subscription by the Company pursuant to Section II, the undersigned shall immediately give written notice to the Company specifying which representations and warranties are not true, complete and accurate and the reason therefor. The Purchaser agrees that the foregoing representations and warranties may be used as a defense in any actions relating to the Company or the offering of the Securities, and that it is only on the basis of such representations and warranties that the Company may be willing to accept the Purchaser’s subscription for the Securities.

V.            Waiver.

Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his, her or its rights hereunder unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof shall be cumulative and may be exercised separately or concurrently.

VI.           Severability.

If any term, covenant or condition of this Agreement is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby and each term, covenant and condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

VII.          Entire Agreement.

Neither the Company nor the Purchaser has made any representations or warranties with respect to the subject matter hereof not set forth herein. This Subscription Agreement and the documents and exhibits referred to herein constitute the entire agreement between the parties hereto with respect to the subject matter hereof. All understandings and agreements which heretofore may have existed or did exist between the parties hereto with respect to the subject matter hereof are superseded by this Subscription Agreement.

VIII.        Assignability.

This Subscription Agreement is not transferable or assignable by the undersigned or any successor thereto. Any attempted assignment will be void.

IX.           Attorney’s Fees.

If any action of law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to an award of its reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

X.            Amendment; Termination.

This Subscription Agreement may not be changed, modified, extended or terminated other than by an agreement in writing, signed by the Company and the Purchaser.

XI.           Survival.

The representations and warranties made herein shall survive the consummation of the transaction contemplated hereby.

XII.         Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

XIII.        Governing Law.

This Subscription Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to principles of conflicts of laws.

XIV.        Confidentiality; Certain Disclosures.

The Company may present this Subscription Agreement to such parties as its deems advisable if compelled by law or called upon to establish the availability under any U.S. federal or state securities laws of an exemption from registration of the Securities or if the contents thereof are relevant to any issue in any action, suit, or proceeding to which the Company is a party or by which it is or may be bound.

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Purchaser hereby agrees to pay an aggregate of $200,000 as consideration for the Stock.

“Purchaser:”	MedCap Partners L.P.

	By:	MedCap Management & Research LLC
	Its:	General Partner

	By:	/s/ C. Fred Toney
	Name:	C. Fred Toney
	Its:	Managing Member

	Address:	500 Third Street, Suite 535
San Francisco, CA 94107
	Telephone:	(415) 495-1010
	Facsimile:	(415) 495-1012
	Date:	March 3, 2006

Please register the Securities as follows:

Deliver to (if other than the address above):

SUBSCRIPTION ACCEPTED AS OF
THE THIRD DAY OF MARCH, 2006.

Crdentia Corp.,
a Delaware corporation

By:	/s/ James J. TerBeest
Name:	James J. TerBeest
Title:	Chief Financial Officer

EXHIBIT “A”

DEFINITION OF ACCREDITED INVESTOR

Accredited Investor. “Accredited investor” shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(1)           Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2)           Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(3)           Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4)           Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5)           Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(6)           Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7)           Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in §230.506(b)(2)(ii); and

(8)           Any entity in which all of the equity owners are accredited investors.